UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2010

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2010, Tree.com, Inc. (the “Registrant”) announced financial results for the third quarter ended September 30, 2010.  A copy of the related press release is furnished as Exhibit 99.1.

Item 8.01.  Other Events.

On October 29, 2010, the Registrant announced the appointment of Steve Ozonian as the Chief Executive Officer of RealEstate.com, a division of the Registrant.   A copy of the press release announcing Mr. Ozonian’s appointment is filed as Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 29, 2010, with respect to the Registrant’s financial results for the third quarter ended September 30, 2010.

99.2	Press Release, dated October 29, 2010, with respect to the appointment of Steve Ozonian as Chief Executive Officer of RealEstate.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2010

TREE.COM, INC.

By:	/s/ CHRISTOPHER R. HAYEK
Christopher R. Hayek
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 29, 2010, with respect to the Registrant’s financial results for the third quarter ended September 30, 2010.

99.2	Press Release, dated October 29, 2010, with respect to the appointment of Steve Ozonian as Chief Executive Officer of RealEstate.com.